ABERDEEN FUNDS

Aberdeen Asia Bond Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus

dated February 27, 2012, as supplemented to date

The following replaces the chart reflecting the Portfolio Managers for the Aberdeen Asia Bond Fund on page 64 of the Fund’s Statutory Prospectus:

Name	Title	Served on the Fund Since
Anthony Michael	Head of Fixed Income — Asia	2009
Adam McCabe	Senior Portfolio Manager	2009
Kenneth Akintewe	Portfolio Manager	2009
Nick Bishop	Senior Portfolio Manager	2009
Thu Ha Chow	Senior Credit Analyst	2012

The following replaces the disclosure regarding the Portfolio Managers for the Aberdeen Asia Bond Fund in the section entitled, “Fund Management — Portfolio Management” beginning on page 155:

Anthony Michael, Head of Fixed Income — Asia (AAMAL)

Anthony Michael is responsible for the management and investment performance of Aberdeen’s non-Japan Asia fixed income and capital market products as well as a member of the interest rate team. Mr. Michael joined Aberdeen in 2007 following the acquisition of Deutsche Asset Management’s Fixed Income and Equity businesses. Mr. Michael held the position of director/senior portfolio manager with Deutsche in Sydney for five years, and was responsible for the development and implementation of fixed income and foreign exchange strategies. He was also a member of the global strategy group, the global insurance group and was a member of the tactical asset allocation committee. Previously, Mr. Michael worked in similar roles with the Zurich Scudder Group, Perpetual Funds Management Australia and the ING Group.

Mr. Michael has a BEcon and a MEc in Economics from Macquarie University, Australia, an MComm in Applied Finance from the University of New South Wales and a Graduate Diploma in Securities studies from the Securities Institute of Australia.

Adam McCabe, Senior Portfolio Manager (AAMAL)

Adam McCabe is a senior portfolio manager on the Asian Fixed Income team based in Singapore. He is responsible for the development and implementation of currency and interest rate strategies in the Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of part of Credit Suisse’s Asset Management business. During Mr. McCabe’s tenure at Credit Suisse (2001-2009), he had various positions. Mr. McCabe was responsible for macroeconomic analysis, interest rate and currency strategies for Credit Suisse’s Asian Fixed Income portfolios, which he has managed continuously since their inception in December 2003. He was a member of the Credit Suisse’s Global Currency and Emerging Currency Strategy Groups and the Australian and Asian currency groups. From mid-2006, Mr. McCabe was assigned to Woori Credit Suisse Asset Management, South Korea as the Head of Fixed Income where he was responsible for fixed income and money market portfolio management, investment strategy and processes. Prior to 2006, Mr. McCabe was based in Australia as an investment manager and macroeconomic strategist on the Australian Fixed Income team where he was responsible for duration and currency strategies.

Mr. McCabe is a graduate of the University of Sydney with a Bachelor of Economics (First Class Hons) and the University Medal. He was valedictorian in the inaugural graduating class of the Credit Suisse Chinese University of Hong Kong Professional Diploma in Global Finance in 2009.

Kenneth Akintewe, Portfolio Manager (AAMAL)

Kenneth Akintewe is a portfolio manager on the Asia Pacific fixed income desk. Mr. Akintewe joined Aberdeen in 2002, working first on the global equities desk in Glasgow before moving to the global fixed income team in London in 2003. In his role as assistant fund manager he transferred to Aberdeen’s Singapore office in 2004 to facilitate the incorporation of Asian fixed income into global bond portfolios, before joining the Asian fixed income team in 2005 to focus on Asian local currency, interest rate and foreign exchange strategy. Mr. Akintewe has an MA in Economics and an MSc in International Banking and Financial Studies from Heriot-Watt University, Edinburgh, UK.

Nick Bishop, Senior Portfolio Manager (AAMAL)

Nick Bishop is a senior investment manager within the Macro Credit and Security Selection Strategy groups.  Mr. Bishop is also a member of the Risk Oversight Group. He joined Aberdeen in 2007, following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited. Mr. Bishop spent two years at Canada Life Insurance Co as a financial services consultant before joining Deutsche in 1998. He was a member of the UK macro team, helping to formulate and implement interest rate strategy before becoming a fund manager and credit analyst within the credit team.

Mr. Bishop graduated from the University of Sheffield with a First Class Honours degree in Law and Criminology. He is also a CFA Charterholder and member of the CFA Institute.

Thu Ha Chow, Senior Credit Analyst (AAMAL)

Thu Ha Chow is a senior credit analyst on the Asian fixed income team in Singapore. Ms. Chow joined Aberdeen’s Asian fixed income team as a senior credit analyst in 2012 from the London office where she was a senior portfolio manager in the European investment grade team. Previously she worked for Deutsche Asset Management in 2001 as a sector specialist covering utilities and ABS. Prior to that, Ms. Chow was a credit analyst/portfolio manager at Threadneedle Asset Management. Ms. Chow started her career at Credit Suisse in the corporate finance division.

Ms. Chow graduated with a BSc (Econ) and an MSc (Econ) in Economics from the London School of Economics and Political Science.

This Supplement is dated January 18, 2013.

Please keep this Supplement for future reference.

ABERDEEN FUNDS

Aberdeen Asia Bond Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information

dated February 27, 2012, as supplemented to date

All references to Yueh Ee Leen are hereby deleted.

The following is added to the chart in the section entitled, “Portfolio Managers” beginning on page 119:

Portfolio Managers	Portfolio Managed	Dollar Range of Portfolio Shares Owned as at September 30, 2012
Kenneth Akintewe	Asia Bond Fund	$0

The following is added to the chart in the section entitled, “Other Managed Accounts” for Aberdeen Asset Management Asia Limited beginning on page A-8:

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2012)
Kenneth Akintewe	Mutual Funds: 3 accounts, $3,310.8 total assets Other Pooled Investment Vehicles: 17 accounts, $3,161.1 total assets Other Accounts: 48 accounts, $12,978.7 total assets

This Supplement is dated January 18, 2012.

Please keep this Supplement for future reference.